              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the Securities and
              Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[X]  Preliminary Additional Materials
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6 (e) (2) )
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11 (c) or Section 240.14

     Morgan Stanley Quality Municipal Securities
     Morgan Stanley California Quality Municipal Securities

     ---------------------------------------------------------
     (Name of Registrant as Specified in its Charter)

                                  Debra Rubano
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4) Proposed maximum aggregate value of transaction:

5) Fee previously paid:

[    ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

<TEXT>

                               PRELIMINARY FILING

                  MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
             MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                           TO BE HELD OCTOBER 26, 2005

     Special Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY QUALITY
MUNICIPAL SECURITIES and MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES
(individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in the Auditorium, 3rd Floor, 1221 Avenue of the Americas,
New York, New York 10020, on October 26, 2005 at 9:30 a.m. New York City time, for the following purposes:

     1. For each Trust, to approve or disapprove a modification to each Trust's investment policies to enable each Trust to invest at least 80% of its total assets in Municipal Obligations, including Municipal Bonds which are rated in the four highest investment grades by Moody's Investors Services, Inc.
   ("Moody's"), Standard & Poor's Ratings Group ("S&P") or another nationally recognized statistical rating organization ("NRSRO") or, if not rated, are determined by the Investment Adviser to be of comparable quality.

     2. For each Trust, to approve or disapprove a modification each Trust's investment policies to enable each Trust to invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal
   Obligations rated below investment grade by Moody's, S&P or another NRSRO or, if not rated, are determined by the Investment Adviser to be of comparable quality, and in options and futures.

     3. For each Trust, to approve or disapprove a modification to the investment policies of each Trust designating each Trust's investment policies as non-fundamental policies of the Trust.

     4. To transact such other business as may properly come before the Meetings or any adjournments thereof.

     Shareholders of record of each Trust as of the close of business on       ,
2005 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement) you may do so in lieu of attending the Meetings in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any
Trust, the persons named as proxies may propose one or more adjournments of the
Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable
Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meetings.

                                 MARY E. MULLIN
                                    Secretary
September  , 2005
New York, New York

                                    IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO
 ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO
 BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN
 ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETINGS. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN
 SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR
 ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR
 PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                  MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
             MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES

             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020

                             --------------------
                              JOINT PROXY STATEMENT
                             --------------------
                        SPECIAL MEETINGS OF SHAREHOLDERS

                                OCTOBER 26, 2005

     This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY QUALITY
MUNICIPAL SECURITIES ("IQM") and MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL
SECURITIES ("IQC") (individually, a "Trust" and, collectively, the "Trusts") for use at the Special Meetings of Shareholders of the Trusts to be held jointly on
October 26, 2005 (the "Meeting(s)"), and at any adjournments thereof. The first
mailing of this Joint Proxy Statement is expected to be made on or about      ,
2005.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.
Unmarked proxies submitted by shareholders of a Trust ("Shareholders") will be voted in favor of Proposals 1, 2 and 3, with respect to that Trust, set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the
Meetings will not in and of itself revoke a proxy.

     Shareholders of record of each Trust as of the close of business on       ,
2005, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to beneficially own more than 5% of the outstanding shares of any of the
Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The table below sets forth the total number of Common Shares and Preferred
Shares outstanding for each Trust as of the Record Date:

                    NUMBER OF COMMON      NUMBER OF PREFERRED
                   SHARES OUTSTANDING     SHARES OUTSTANDING
                          AS OF                  AS OF
                           , 2005                 , 2005
NAME OF TRUST         (RECORD DATE)          (RECORD DATE)
---------------   --------------------   --------------------
IQM ...........
IQC ...........

     The cost of soliciting proxies for the Meeting for each Trust, consisting principally of printing and mailing expenses, will be borne by each respective
Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the
Trusts, or officers

                                        2

and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan
Stanley Investment Advisors" or the "Investment Adviser"), Morgan Stanley Trust
("Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley
Services" or the "Administrator") and/or Morgan Stanley DW Inc. ("Morgan Stanley
DW"), without special compensation therefor. In addition, each Trust may employ
Computershare Fund Services, Inc. ("Computershare") to make telephone calls to
Shareholders to remind them to vote. The Trusts may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, each Trust would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by
Internet by following the instructions on the proxy card or on the Voting
Information Card accompanying this Joint Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

     In certain instances, the Transfer Agent, Computershare may call
Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate
Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this
Joint Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or
Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder calls by Computershare, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Computershare, approximate additional expenses range between $3.75 and $6.00 per telephone vote transacted, $2.75 and
$3.25 per outbound or inbound telephone contact and costs relating to obtaining
Shareholders' telephone numbers and providing additional materials upon
Shareholder request, which would be borne by each respective Trust.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Trust and, because Shareholders may own Shares of more than one Trust, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Trust are entitled to one vote each at the respective Trust's Meeting. To the extent information relating to common ownership is available to the Trusts, a Shareholder that owns record shares in both Trusts will receive a package containing a Joint Proxy Statement and proxy cards for the Trusts in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Trusts, a
Shareholder that beneficially owns shares in both Trusts may receive two packages each containing a Joint Proxy Statement and a proxy card for each Trust in which such Shareholder is a beneficial owner. If the proposed changes to the investment policies are approved by Shareholders of one Trust and disapproved by
Shareholders of the other Trust, the proposals will be implemented for the Trust that approved the proposal and will not be implemented for the Trust that did not approve the proposal. Thus, it is essential that Shareholders complete, date, sign and return each enclosed proxy card or vote by touchtone telephone or
Internet as indicated in each Trust's proxy card.

                                        3

     Only one copy of this Joint Proxy Statement will be delivered to multiple
Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Joint Proxy Statement to a Shareholder at a shared address to which a single copy of this Joint Proxy Statement was delivered. Should any Shareholder wish to receive a separate proxy statement or should Shareholders sharing an address wish to receive a single proxy statement in the future, please contact (800) 869-NEWS (toll-free).

   (1) APPROVAL OR DISAPPROVAL OF A MODIFICATION TO THE INVESTMENT POLICIES OF
       MORGAN STANLEY QUALITY MUNICIPAL SECURITIES AND MORGAN STANLEY
        CALIFORNIA QUALITY MUNICIPAL SECURITIES RESPECTING INVESTMENTS
                     OF AT LEAST 80% OF EACH TRUST'S ASSETS

     Each Trust has certain investment policies as set forth in the respective
Trust's original Prospectus which are fundamental policies of the Trust. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the
Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

     On August 24, 2005, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its shareholders to modify its respective investment policies to permit each Trust to invest at least 80% of its total assets in Municipal
Obligations, including Municipal Bonds which are rated in the four highest investment grades by Moody's Investors Services, Inc. ("Moody's"), Standard &
Poor's Ratings Group ("S&P") or another nationally recognized statistical rating organization ("NRSRO"). Currently, each Trust is required to invest at least 80%
of its total assets in Municipal Obligations, including Municipal Bonds which are rated in the three highest investment grades by Moody's or S&P. Investments in Municipal Bonds rated lower than the three highest investment grades are not permissible. The Investment Adviser believes that the proposed modification will increase its flexibility in the management of the Trusts' portfolios which may enable it to increase the yield of the Trusts' shares without unduly increasing risks. In its view, the current higher grade structure of the Trusts and the
Trusts' inability to invest in the fourth highest ratings category as compared with competitor funds have placed them at a competitive disadvantage during certain market conditions. In particular, to the extent that competitor funds have the flexibility to invest a larger portion of their assets in securities rated in the fourth highest ratings category, the Trusts' inability to invest in such securities has affected their relative performance during periods when securities in this ratings category outperform the higher rated securities. This proposal is intended to allow the Investment Adviser to more effectively compete in varying market environments and thereby may benefit shareholders through enhanced returns.

     The Board of Trustees of each Trust evaluated the potential benefits associated with investment in Municipal Bonds rated within the fourth highest ratings category and concluded that the proposal is in the best interest of shareholders.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF EACH TRUST APPROVE THE PROPOSED MODIFICATION TO EACH TRUST'S
INVESTMENT POLICIES.

   (2) APPROVAL OR DISAPPROVAL OF A MODIFICATION TO THE INVESTMENT POLICIES OF
       MORGAN STANLEY QUALITY MUNICIPAL SECURITIES AND MORGAN STANLEY
        CALIFORNIA QUALITY MUNICIPAL SECURITIES RESPECTING INVESTMENTS
                       OF UP TO 20% OF EACH TRUST'S ASSETS

     Each Trust has certain investment policies as set forth in the respective
Trust's original Prospectus which are fundamental policies of the Trust. Under the 1940 Act, a fundamental policy may not be changed without

                                        4

the favorable vote of a majority of the outstanding voting securities of the
Trust, as defined in the 1940 Act. Such a majority is defined as the lesser of
(a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

     On August 24, 2005, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its shareholders to modify its respective investment policies to permit each Trust to invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by Moody's, S&P or another NRSRO or, if not rated, are determined by the Investment Adviser to be of comparable quality, and in options and futures. Currently, each Trust is permitted to invest up to 20% of its assets in temporary investments that are short-term, high quality taxable or tax-exempt securities or in options and futures. The temporary investments in which the Trusts may currently invest include certificates of deposit, U.S.
government securities or debt securities rated within the two highest grades by
Moody's or S&P or deemed to be of comparable quality. The proposed modification, therefore, would eliminate the requirement that any investments subject to the
20% limitation be short-term, temporary investments and would expand the universe of permissible investments. The Investment Adviser believes that the proposed modification will increase its flexibility in the management of the
Trusts' portfolios, which may enable it to increase the yield of the Trusts'
shares without unduly increasing risks. In its view, the current limitations on investments described above have placed the Trusts at a competitive disadvantage. In particular, to the extent that competitor funds have the flexibility to invest a portion of their assets in a wider variety of investments, the Trusts' inability to invest in such securities has affected their relative performance during various market conditions such as when lower rated securities or longer term investments outperform higher rated or shorter term securities. This proposal is intended to allow the Investment Adviser to more effectively compete in varying market environments and thereby may benefit shareholders through enhanced returns.

     The Board of Trustees of each Trust evaluated the potential benefits of the proposed expansion in the universe of permissible investments of the Trusts and concluded that the proposal is in the best interest of shareholders.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF EACH TRUST APPROVE THE PROPOSED MODIFICATION TO EACH TRUST'S
INVESTMENT POLICIES.

   (3) APPROVAL OR DISAPPROVAL OF A MODIFICATION TO THE INVESTMENT POLICIES OF
       MORGAN STANLEY QUALITY MUNICIPAL SECURITIES AND MORGAN STANLEY
                    CALIFORNIA QUALITY MUNICIPAL SECURITIES

     Each Trust has certain investment policies as set forth in the respective
Trust's original Prospectus which are fundamental policies of the Trust. Under the 1940 Act, a fundamental policy may not be changed without the favorable vote of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

     On August 24, 2005, the Board of Trustees of each Trust unanimously approved a recommendation by the Investment Adviser that each Trust seek authorization from its shareholders to designate each Trust's investment policies as non-fundamental policies of that Trust. This will allow the
Investment Adviser to modify the investment policies of each Trust, subject to the approval of the Board of Trustees, without incurring the

                                        5

delay and expense associated with seeking a shareholder vote each time a change to the policies is deemed necessary. The investment objective of each Trust will remain a fundamental policy and any change to the investment objective will remain subject to a shareholder vote.

     The Board of Trustees of each Trust believes that the elimination of the need to obtain a shareholder vote to approve a change in investment policies will facilitate the ability of the Investment Adviser to respond promptly to evolving markets and changes in market conditions and avoid the expense associated with soliciting a shareholder vote.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF EACH TRUST APPROVE THE PROPOSED MODIFICATION.

THE INVESTMENT ADVISER

     Morgan Stanley Investment Advisors Inc. serves as each Trust's investment adviser pursuant to an investment advisory agreement. Morgan Stanley Investment
Advisors maintains its offices at 1221 Avenue of the Americas, New York, New
York 10020. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of
Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment
Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald E.
Robison, Managing Director and Chief Administrative Officer, and Barry Fink,
Managing Director and Secretary. The principal occupations of Messrs. Merin,
Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officers and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley Services Company Inc. (the "Administrator"), a wholly owned subsidiary of the Investment Adviser, serves as the Administrator of each Trust pursuant to an administration agreement. The Investment Adviser and the
Administrator serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of the Administrator is that of the Investment Adviser set forth above.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036.
Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the
Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the
Meeting. Abstentions and broker "non-voters" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street

                                        6

name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                              SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at a future meeting of Shareholders of each Trust must be received at a reasonable time prior to the mailing of the proxy materials to be sent in connection with that Meeting in order to be included in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                             REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT FOR THE TRUST'S MOST RECENT FISCAL
YEAR END AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT,
HAVE BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON
REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER,
PLAZA TWO, 2ND FLOOR, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS)
(TOLL-FREE).

                           INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW,
Morgan Stanley Services and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Joint
Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this
Joint Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote all shares that they are entitled to vote on or any such matter utilizing such proxy in accordance with their best judgment on such matters.

                        By Order of the Board of Trustees

                                 MARY E. MULLIN
                                    Secretary

                                        7

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                          YOUR PROXY VOTE IS IMPORTANT!

                                          AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                          PHONE OR THE INTERNET.

                                          IT SAVES MONEY! TELEPHONE AND INTERNET
                                          VOTING SAVES POSTAGE COSTS. SAVINGS
                                          WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                          IT SAVES TIME! TELEPHONE AND INTERNET
                                          VOTING IS INSTANTANEOUS - 24 HOURS A
                                          DAY.

                                          IT'S EASY! JUST FOLLOW THESE SIMPLE
                                          STEPS:

                                          1. READ YOUR PROXY STATEMENT AND HAVE
                                          IT AT HAND.

                                          2. CALL TOLL-FREE 1-866-241-6192 TO
                                          WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                          3. FOLLOW THE RECORDED OR ON-SCREEN
                                          DIRECTIONS.

                                          4. DO NOT MAIL YOUR PROXY CARD WHEN
                                          YOU VOTE BY PHONE OR INTERNET.

Please detach at perforation before mailing.

FORM OF FRONT COVER OF PROXY FOR:

MORGAN STANLEY QUALITY MUNCIPAL SECURITIES
MORGAN STANLEY CALIFORNIA QUALITY MUNICPAL SECURITIES

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 26, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stephanie V. Chang Yu, Barry Fink, and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned trust to be held in the Auditorium, 3rd Floor, 1221 Avenue of the
Americas, New York, NY 10020 on October 26, 2005 at 9:30 a.m., New York City
time, and at any adjournment thereof, on the proposal set forth in the Notice of
Annual Meeting as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.

                                          VOTE VIA THE INTERNET:
                                          HTTPS://VOTE.PROXY-DIRECT.COM
                                          VOTE VIA THE TELEPHONE: 1-866-241-6192
                                          --------------------------------------
                                          999 99999 999 999
                                          --------------------------------------

                                          NOTE: Please sign exactly as your name
                                          appears on this proxy card. All joint
                                          owners should sign. When signing as
                                          executor, administrator, attorney,
                                          trustee or guardian or as custodian
                                          for a minor, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name and indicate the
                                          signer's office. If a partner, sign in
                                          the partnership name.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature (if held jointly)

                                          --------------------------------------
                                          Date                       14202_MCJ_A

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

FORM OF BACK COVER OF PROXY FOR:

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES

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TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

                                                     FOR    AGAINST    ABSTAIN
1. Approval of a modification to each Trust's
   investment policies to enable each Trust to
   invest at least 80% of its total assets in
   Municipal Obligations, including Municipal
   Bonds which are rated in the four highest
   investment grades by Moody's Investor
   Services, Inc. ("Moody's), Standard and
   Poor's Rating Group ("S&P"), or another
   nationally recognized statistical rating
   organization ("NRSRO"), or, if not rated,
   are determined by the Investment Adviser to
   be of comparable quality.

2. Approval of a modification to each Trust's
   investment policies to enable each Trust to
   invest up to 20% of its assets in either
   taxable or tax-exempt securities, including
   5% in Municipal Obligations rated below
   investment grade by Moody's, S&P or another
   NRSRO or, if not rated, are determined by the
   Investment Adviser to be of comparable quality,
   and in options and futures.

3. Approval of a modification to the investment
   policies of each Trust designating each Trust's
   investment policies as non-fundamental policies
   of the Trust.